UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2021

CHINA XD PLASTICS COMPANY LIMITED
(Exact name of registrant as specified in its charter)

Nevada	001-34546	04-3836208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, the PRC	150060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 451-8434-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CXDC	The Nasdaq Global Market

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On September 17, 2021, the Audit Committee (“Audit Committee”) of the Board of Directors (the “Board”) of China XD Plastics Company Limited (the “Company”) and the Board both approved the dismissal of Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm, effective September 17, 2021.

Friedman was appointed as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020 on February 18, 2021 and did not issue audit report on the Company’s financial statements for the fiscal year ended December 31, 2020. During the interim periods from February 18, 2021 through September 17, 2021, there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

The Company provided Friedman with a copy of the above disclosure and requested that Friedman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Friedman’s letter is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On September 17, 2021, the Audit Committee and the Board both approved the appointment of BF Borgers CPA PC (“Borgers”), effective September 17, 2021, as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2020 and December 31, 2019 and the subsequent interim periods prior to the engagement of Borgers, neither the Company nor anyone acting on its behalf consulted with Borgers regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of Friedman LLP to the Securities and Exchange Commission dated September 17, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA XD PLASTICS COMPANY LIMITED

By:	/s/ Jie Han
Name: Title:	Jie Han Chief Executive Officer

Dated: September 17, 2021